Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED NOVEMBER 20, 2020

TO THE
CLASS A, CLASS C, INSTITUTIONAL, CLASS R AND CLASS R6 SHARES SUMMARY PROSPECTUSES,

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL, class r and class r6 SHARES PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

each DATED FEBRUARY 1, 2020, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary with respect to each of Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund in the Class A, Class C, Institutional, Class R and Class R6 Shares Summary Prospectuses, the Class A and Class C Shares Prospectus, the Institutional, Class R and Class R6 Shares Prospectus, and the Statement of Additional Information, each dated February 1, 2020, as supplemented:

The Board of Trustees of Sterling Capital Funds has approved the liquidation of each of Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (each, a “Fund”). Each of the liquidations is expected to occur on or about January 26, 2021.

As of the date hereof, shares of each of the Funds are no longer being offered for sale.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES

AND THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUPP-1120